SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            December 1, 2004

                           ENZON PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                   0-12957                       22-2372868
(State or other jurisdiction  (Commission file Number)     (IRS Identification
     of incorporation)                                              No.)

               685 Route 202/206, Bridgewater, New Jersey         08807
                   (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code           (908) 541-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

Enzon Pharmaceuticals Inc. announced on December 1, 2004 that the Oncology Drugs Advisory Committee (ODAC) of the U.S. Food and Drug Administration (FDA) voted unanimously against recommending accelerated approval for MARQIBO(TM) (vincristine sulfate liposomes injection) as a treatment for patients with relapsed aggressive non-Hodgkin's lymphoma (NHL).

Based on this outcome, Enzon believes the FDA will not grant accelerated approval for MARQIBO. The FDA's final decision on the New Drug Application (NDA) is expected by January 15, 2005.

Item  9.01 Exhibits

Exhibit 99.1   Press Release dated December 1, 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 2, 2004

                                       By:  /s/ Kenneth J. Zuerblis
                                          --------------------------------------
                                          Kenneth J. Zuerblis
                                          Vice President, Finance and
                                          Chief Financial Officer